UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On July 9, 2012, Voyager Oil and Gas, Inc. (“Voyager”), which has subsequently changed its name to Emerald Oil, Inc., entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Emerald Oil & Gas NL (the “Parent”) and Emerald Oil, Inc., a wholly owned subsidiary of the Parent (“Emerald”).  The Purchase Agreement provided that, upon the terms and subject to the conditions therein, Voyager purchase all of the outstanding capital stock of Emerald for 19.9% of the total shares of Voyager common stock outstanding as of the closing date, subject to customary adjustments, including adjustments for title defects and environmental matters, as provided in the Purchase Agreement, and will maintain Emerald’s liabilities, including approximately $20.2 million in debt owed by Emerald (the “Transaction”). On July 26, 2012, Voyager completed the Transaction and issued to Parent 11,635,217 shares of Voyager common stock of which 500,000 shares of Voyager common stock are held in escrow pending the resolution of certain title defect matters.

The Purchase Agreement contained customary representations and warranties, covenants by the Parent and Emerald regarding the operation of the business of Emerald between the signing of the Purchase Agreement and the closing of the Transaction, and indemnification provisions whereby the Parent and Voyager agree to indemnify each other for breaches of representations and warranties, covenants and other matters.

In connection with the closing of the Transaction, five existing members of Voyager’s board of directors will resign as directors of Voyager, and their vacancies were filled with directors selected by the remaining members of Voyager’s board of directors.

The representations and warranties of each party set forth in the Purchase Agreement have been made solely for the benefit of the parties to the Purchase Agreement. In addition, such representations and warranties (a) are subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by investors, (b) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement and (c) may have been included in the Purchase Agreement for the purpose of allocating risk between Voyager and the Parent rather than establishing matters as facts. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses.

The following unaudited pro forma condensed combined balance sheet is based on the historical balance sheets of Voyager and Emerald, giving effect to Voyager’s acquisition of Emerald as if the transaction had occurred on June 30, 2012. The following unaudited pro forma condensed combined statements of operations for the year ended December 31, 2011 and the six months ended June 30, 2012 are based on the historical statements of operations of Voyager and Emerald, giving effect to Voyager’s acquisition of Emerald as if the transactions had occurred on January 1, 2011. The historical information is derived from the audited financial statements of Voyager for the year ended December 31, 2011 and the unaudited financial statements for the six months ended June 30, 2012. Emerald’s historical information has been derived from audited financial information for the years ended June 30, 2012 and 2011 and the unaudited period from January 1, 2012 to June 30, 2012 to conform to Voyager’s calendar year end.

The unaudited pro forma condensed combined financial statements are provided for information purposes only and are based on estimates and assumptions as set forth in the notes to such statements. The unaudited pro forma condensed combined financial statements are not necessarily indicative of the combined results of operations to be expected in any future period or the results that actually would have been realized had the transaction been completed on January 1, 2011. This information should be read in conjunction with the historical financial statements and related notes of Voyager and Emerald and in conjunction with the accompanying notes to these unaudited pro forma condensed combined financial statements.

VOYAGER OIL & GAS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED

BALANCE SHEET

JUNE 30, 2012

(in thousands)

	Voyager Oil & Gas, Inc.	Emerald Oil, Inc.	Pro Forma Adjustments	Notes	Pro Forma Combined

ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$4,114	$62	$(62)	(a)	$4,114
Trade Receivables	7,530	61	(61)	(a)	7,530
Fair Value of Commodity Derivatives	609	—	—		609
Deferred Financing Costs	—	1,638	(1,638)	(a)	—
Other Current Assets	188	129	(129)	(a)	188
Total Current Assets	12,441	1,890	(1,890)		12,441

PROPERTY AND EQUIPMENT
Oil and Natural Gas Properties, Full Cost Method
Proved Oil and Natural Gas Properties	102,679	6,330	—		109,009
Unproved Oil and Natural Gas Properties	31,211	34,963	—		66,174
Other Property and Equipment	177	40	—		217
Total Property and Equipment	134,067	41,333	—		175,400
Less – Accumulated Depreciation, Depletion and Amortization	(20,877)	(24)	24	(a)	(20,877)
Total Property and Equipment, Net	113,190	41,309	24		154,523
Prepaid Drilling Costs	37	—	—		37
Fair Value of Commodity Derivatives	669	—	—		669
Investment in Equity Method Investment	—	75	—		75
Deferred Financing Costs, Net of Amortization	428	—	—		428
Total Assets	$126,765	$43,274	$(1,866)		$168,173

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts Payable	$35,458	$1,027	$(1,027)	(a)	$35,458
Accrued Expenses	29	690	(690)	(a)	29
Short Term Note Payable	—	15,800	1,925	(b)	17,725
Total Current Liabilities	35,487	17,517	208		53,212

LONG-TERM LIABILITIES
Revolving Credit Facility	18,031	—	—		18,031
Related Party Payable	—	2,426	—		2,426
Accrued Interest on Related Party Payable	—	122	—		122
Asset Retirement Obligations	199	115	—		314
Total Liabilities	53,717	20,180	208		74,105

STOCKHOLDERS’ EQUITY
Preferred Stock	—	—	—		—
Common Stock	58	—	12	(c)	70
Additional Paid-In Capital	88,081	26,662	(26,662)	(c)
			13,369	(c)	101,450
Accumulated Deficit	(15,091)	(3,568)	3,568	(c)
			7,639	(a)(b)(c)	(7,452)
Total Stockholders’ Equity	73,048	23,094	(2,074)		94,068
Total Liabilities and Stockholders’ Equity	$126,765	$43,274	$(1,866)		$168,173

The accompanying notes are an integral part of these unaudited pro forma condensed financial statements.

VOYAGER OIL & GAS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2012

(in thousands)

	Voyager Oil & Gas, Inc.	Emerald Oil, Inc.	Pro Forma Adjustments	Notes	Pro Forma Combined

REVENUES
Oil and Natural Gas Sales	$11,862	$105	$—		$11,967
Gain on Commodity Derivatives	1,339	—	—		1,339
	13,201	105	—		13,306
OPERATING EXPENSES
Production Expenses	951	609	(17)	(d)	1,543
Production Taxes	1,235	—	17	(d)	1,252
General and Administrative Expenses	2,157	1,318	620	(e)	4,095
Depletion of Oil and Natural Gas Properties	5,158	24	(430)	(f)	4,752
Impairment of Oil and Natural Gas Properties	10,191	—	—	(g)	10,191
Depreciation and Amortization	22	—	—		22
Accretion of Discount on Asset Retirement Obligations	6	—	—		6
Total Expenses	19,720	1,951	190		21,861

INCOME (LOSS) FROM OPERATIONS	(6,519)	(1,846)	(190)		(8,555)

OTHER INCOME (EXPENSE)
Interest Expense	(685)	(109)	—		(794)
Gain on Foreign Exchange	—	11	—		11
Loss from Equity Method Investment	—	(68)	—		(68)
Other Income (Expense), Net	(12)	(2)	—		(14)
Total Other Income (Expense), Net	(697)	(168)	—		(865)

LOSS BEFORE INCOME TAXES	(7,216)	(2,014)	(190)		(9,420)

INCOME TAX EXPENSE	—	—	—		—

NET INCOME (LOSS)	$(7,216)	$(2,014)	$(190)		$(9,420)

Net Loss Per Common Share — Basic and Diluted	$(0.12)				$(0.14)
Weighted Average Shares Outstanding — Basic and Diluted	57,928		11,635	(c)	69,563

The accompanying notes are an integral part of these unaudited pro forma condensed financial statements.

VOYAGER OIL & GAS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

(in thousands)

	Voyager Oil & Gas, Inc.	Emerald Oil, Inc.	Pro Forma Adjustments	Notes	Pro Forma Combined

REVENUES
Oil and Natural Gas Sales	$8,426	$100	$—		$8,526

OPERATING EXPENSES
Production Expenses	727	654	(3)	(d)	1,378
Production Taxes	717	—	3	(d)	720
General and Administrative Expenses	2,686	725	1,909	(e)	5,320
Depletion of Oil and Natural Gas Properties	3,546	9	—		3,555
Depreciation and Amortization	31	—	—		31
Accretion of Discount on Asset Retirement Obligations	5	—	—		5
Total Expenses	7,712	1,388	1,909		11,009

INCOME (LOSS) FROM OPERATIONS	714	(1,288)	(1,909)		(2,483)

OTHER INCOME (EXPENSE)
Interest Expense	(2,036)	(15)	—		(2,051)
Gain on Foreign Exchange	—	2	—		2
Loss from Equity Method Investment	—	(255)	—		(255)
Other Income (Expense)	(22)	—	—		(22)
Total Other Income (Expense), Net	(2,058)	(268)	—		(2,326)

LOSS BEFORE INCOME TAXES	(1,344)	(1,556)	(1,909)		(4,809)

INCOME TAX EXPENSE	—	—	—		—

NET LOSS	$(1,344)	$(1,556)	$(1,909)		$(4,809)

Net Loss Per Common Share—Basic and Diluted	$(0.02)				$(0.07)
Weighted Average Shares Outstanding—Basic and Diluted	56,085		11,635	(c)	67,720

The accompanying notes are an integral part of these unaudited pro forma condensed financial statements.

VOYAGER OIL & GAS, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED

COMBINED FINANCIAL STATEMENTS

1. Basis of Presentation

On July 9, 2012, Voyager Oil and Gas, Inc. (“Voyager”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Emerald Oil & Gas NL (the “Parent”) and Emerald Oil, Inc., a wholly owned subsidiary of the Parent (“Emerald”).  The Purchase Agreement provided that, upon the terms and subject to the conditions therein, Voyager purchase all of the outstanding capital stock of Emerald for 19.9% of the total shares of Voyager common stock outstanding as of the closing date, subject to customary adjustments, including adjustments for title defects and environmental matters, as provided in the Purchase Agreement, and will maintain Emerald’s liabilities, including approximately $20.2 million in debt owed by Emerald (the “Transaction”). On July 26, 2012, Voyager completed the Transaction and issued to Parent 11,635,217 shares of Voyager common stock of which 500,000 shares of Voyager common stock are held in escrow pending the resolution of certain title defect matters.

The following unaudited pro forma condensed combined balance sheet is based on the historical balance sheets of Voyager and Emerald, giving effect to Voyager’s acquisition of Emerald as if the transaction had occurred on June 30, 2012. The following unaudited pro forma condensed combined statements of operations for the year ended December 31, 2011 and the six months ended June 30, 2012 are based on the historical statements of operations of Voyager and Emerald, giving effect to Voyager’s acquisition of Emerald as if the transactions had occurred on January 1, 2011. The historical information is derived from the audited financial statements of Voyager for the year ended December 31, 2011 and the unaudited financial statements for the six months ended June 30, 2012. Emerald’s historical information has been derived from audited financial information for the years ended June 30, 2012 and 2011 and the unaudited period from January 1, 2012 to June 30, 2012 to conform to Voyager’s calendar year end.

The unaudited pro forma condensed combined financial statements are provided for information purposes only and are based on estimates and assumptions as set forth in the notes to such statements. The unaudited pro forma condensed combined financial statements are not necessarily indicative of the combined results of operations to be expected in any future period or the results that actually would have been realized had the transaction been completed on January 1, 2011. This information should be read in conjunction with the historical financial statements and related notes of Voyager and Emerald and in conjunction with the accompanying notes to these unaudited pro forma condensed combined financial statements.

2. Fair Value

The Transaction was accounted for under the acquisition method of accounting in accordance with Accounting Standard Codification 805 relating to "Business Combinations". The acquisition method requires the assets and liabilities acquired to be recorded at their fair values at the date of acquisition. The estimate of fair values as of June 30, 2012 is as follows (in thousands):

Consideration:
Market value of Voyager common stock issued (1)	$13,381

Add: fair value of liabilities assumed
Debt	$17,725
Related Party Note (including Accrued Interest)	2,548
Asset Retirement Obligations	115
Amount attributable to liabilities assumed	$20,388

Less: fair value of assets acquired
Oil and Natural Gas Properties - Proved	$6,330
Oil and Natural Gas Properties - Unproved	34,963
Other Assets	115
Amount attributable to assets acquired	$41,408

Bargain purchase gain	$7,639

(1)	11,635,217 shares of Voyager common stock, representing 19.9% of the Company’s common stock outstanding prior to the issuance of the purchase consideration, at $1.15 per share were issued to Emerald Oil & Gas NL.

3. Pro Forma Adjustments

The preceding unaudited pro forma condensed combined balance sheet and statements of operations have been prepared as if the acquisition was completed on June 30, 2012 and January 1, 2011, respectively, and reflect the following pro forma adjustments:

(a)	To eliminate those current assets and current liabilities of Emerald that were not acquired in conjunction with the stock purchase agreement.

(b)	To reflect the increase in short term note payable from the balance sheet date and the closing date of the acquisition. No associated interest expense is recognized on the statements of operations for the year ended December 31, 2011 and six months ended June 30, 2012. Any interest associated with the short term note payable during the period would be capitalized into the full cost pool.

(c)	To reflect the purchase consideration of Voyager’s shares in conjunction with the acquisition (excluding shares subject to vesting). 11,635,217 shares of common stock, representing 19.9% of the Company’s common stock outstanding prior to the issuance of the purchase consideration, were issued to Parent.

(d)	To reclassify certain reported amounts on the statement of operations of Emerald in order to conform to the reported expense amounts of Voyager.

(e)	To reflect the adjustment to general and administrative costs from the executive management team additions and associated estimated cash and stock based compensation resulting from employment agreements entered into with Voyager at the time of the acquisition.

(f)	To reflect the adjustment to depletion expense recognized by Voyager upon acquisition of Emerald and its associated proved reserves and barrels of oil equivalent (Boe) produced for the six months ended June 30, 2012 in accordance with the full cost method of accounting for oil and natural gas operations, based on the Voyager’s and Emerald’s combined unaudited reserve report as of the date of the acquisition. No adjustment to depletion expense has been reflected for the year ended December 31, 2011 as the proved reserves and related production were insignificant.

(g)	Voyager follows the full cost method of accounting for oil and natural gas operations whereby all costs related to the exploration and development of oil and natural gas properties are initially capitalized into a single cost center (“full cost pool”). Capitalized costs (net of related deferred income taxes) are limited to a ceiling based on the present value of future net revenues using the 12-month unweighted average of first-day-of-the-month price (the “12-month average price”), discounted at 10%, plus the lower of cost or fair market value of unproved properties. If the ceiling is not greater than or equal to the total capitalized costs, Voyager is required to write down capitalized costs to the ceiling. Voyager performs this ceiling test calculation each quarter. Any required write downs are included in the condensed statements of operations as an impairment charge, which Voyager recognized during the three and six months ended June 30, 2012. Voyager performed a reevaluation of its full cost pool and present value of future net revenues discounted at 10% as of the date of the Emerald acquisition. Based on the analysis of Voyager’s and Emerald’s combined unaudited reserve reports as of the date of the acquisition, no impairment charge would have been recognized. However, due to the nonrecurring nature of the impairment charge, it is not eliminated for purposes of the unaudited pro forma condensed statement of operations for the six months ended June 30, 2012.

4. Statement of Operations Reconciliations

The statement of operations for Emerald Oil, Inc. for the six months ended June 30, 2012 and from inception to December 31, 2011 included in the unaudited pro forma condensed combined financial statements are derived from audited financial information for the year ended June 30, 2012 and from inception to June 30, 2011 and the unaudited six months ended December 31, 2011. The reconciliations of those periods to the statement of operations included in the pro forma financial statements are as follows (in thousands):

Emerald Oil, Inc.

Reconciliation to Pro Forma Statement of Operations

For the Six Months Ended June 30, 2012

	Six months ended December 31, 2011 (unaudited)	Year ended June 30, 2012	Six months ended June 30, 2012 (unaudited)

REVENUES
Oil and Natural Gas Sales	$71	$176	$105

OPERATING EXPENSES
Production Expenses	499	1,108	609
General and Administrative Expenses	612	1,930	1,318
Depletion of Oil and Natural Gas Properties	9	33	24
Total Expenses	1,120	3,071	1,951

LOSS FROM OPERATIONS	(1,049)	(2,895)	(1,846)

OTHER INCOME (EXPENSE)
Interest Expense	(15)	(124)	(109)
Gain on Foreign Exchange	2	13	11
Loss from Equity Method Investment	(250)	(318)	(68)
Other Expense, Net	—	(2)	(2)
Total Other Expense, Net	(263)	(431)	(168)

LOSS BEFORE INCOME TAXES	(1,312)	(3,326)	(2,014)

INCOME TAX EXPENSE	—	—	—

NET LOSS	$(1,312)	$(3,326)	$(2,014)

Emerald Oil, Inc.

Reconciliation to Pro Forma Statement of Operations

From Inception to December 31, 2011

	From Inception to June 30, 2011	Six months ended December 31, 2011 (unaudited)	Inception to December 31, 2011 (unaudited)

REVENUES
Oil and Natural Gas Sales	$29	$71	$100

OPERATING EXPENSES
Production Expenses	155	499	654
General and Administrative Expenses	113	612	725
Depletion of Oil and Natural Gas Properties	—	9	9
Total Expenses	268	1,120	1,388

LOSS FROM OPERATIONS	(239)	(1,049)	(1,288)

OTHER INCOME (EXPENSE)
Interest Expense	—	(15)	(15)
Gain on Foreign Exchange	—	2	2
Loss from Equity Method Investment	(5)	(250)	(255)
Other Expense, Net	—	—	—
Total Other Expense, Net	(5)	(263)	(268)

LOSS BEFORE INCOME TAXES	(244)	(1,312)	(1,556)

INCOME TAX EXPENSE	—	—	—

NET LOSS	$(244)	$(1,312)	$(1,556)